Exhibit 10.19

EXECUTION COPY

AMENDMENT NO. 1 TO

MORTGAGE LOAN PURCHASE AGREEMENT

AMENDMENT NO. 1 TO MORTGAGE LOAN PURCHASE AGREEMENT, dated as of August 17, 2006 (this “Amendment”), by and between CBRE Realty Finance Holdings IV, LLC and CBRE Realty Finance TRS Warehouse Funding III, LLC (collectively, the “Seller”) and Wachovia Bank, National Association (the “Purchaser”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Agreement (as defined below).

RECITALS

Seller and the Purchaser are parties to that certain Mortgage Loan Purchase Agreement, dated July 20, 2006 (the “Existing Agreement”).

Seller and the Purchaser have agreed to extend the Fixed Repurchase Date of the Existing Agreement.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and the Purchaser hereby agree as follows:

SECTION 1. Amendment. Section 7(b) of the Existing Agreement is hereby modified by deleting it in its entirety and inserting the following paragraph in lieu thereof:

“No later than September 30, 2006 (the “Fixed Repurchase Date”), the Seller shall repurchase all of the Mortgage Loans for an amount equal to the aggregate Repurchase Price. The Seller shall pay the aggregate Repurchase Price plus all other amounts due and owing under this Agreement in immediately available funds to the Purchaser’s Account on or before the date required by this Subsection 7(b).”

SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective on the date on which the Purchaser shall have received this Amendment, executed and delivered by a duly authorized officers of Seller and the Purchaser (the “Amendment Effective Date”).

SECTION 3. Representations and Warranties. The Seller hereby represents and warrants to the Purchaser, as of the date hereof and as of the Amendment Effective Date, that (i) Seller is in compliance with all of the terms and provisions set forth in the Existing Agreement and each related document on its part to be observed or performed, (ii) no Event of Default has occurred or is continuing, (iii) Seller has no, and hereby waives all, defenses, rights of setoff, claims, counterclaims or causes of action of any kind or description against the Purchaser arising under or in respect of the Existing Agreement or any of the other related documents and (iv) the Purchaser is in full compliance with its undertakings and obligations under the Existing Agreement and each of the related documents. Seller hereby confirms and reaffirms the representations and warranties contained in Section 3 of the Existing Agreement.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Agreement and each of the other related documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each reference therein and herein to the “related documents” shall be deemed to include, in any event, this Amendment and each reference to the “Mortgage Loan Purchase Agreement” or “MLPA” in any of the related documents shall be deemed to be a reference to the Existing Agreement as amended hereby.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 6. Expenses. Seller agrees to pay and reimburse the Purchaser for all of the reasonable out-of-pocket costs and expenses incurred by the Purchaser in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to the Purchaser.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLER

CBRE REALTY FINANCE HOLDINGS IV, LLC

By:	CBRE Realty Finance Holdings, LLC

By:	/s/ Paul T. Martin
	Name:	Paul T. Martin
	Title:	Managing Director

CBRE REALTY FINANCE TRS WAREHOUSE FUNDING III, LLC

By:	CBRE Realty Finance TRS, Inc.

By:	/s/ Paul T. Martin
	Name:	Paul T. Martin
	Title:	Executive Vice President

Address for Notices:

185 Asylum Street, 37th Floor

Hartford, Connecticut 06103

Attn: Ann Marie O’Rourke

Fax: (860) 275-6225

With a copy to:

Dechert LLP

2929 Arch Street

Philadelphia, Pennsylvania 19104

Attn: Richard D. Jones

Fax: (215) 655-2501

PURCHASER

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Joseph F. Cannon
	Name:	Joseph F. Cannon
	Title:	Vice President

Address for Notices:

One Wachovia Center

301 South College Street NC1066

Charlotte, North Carolina 28288-0166

Telecopier No.: (704) 715-0066

Telephone No.: (704) 383-2324

with a copy to:

Cadwalader, Wickersham & Taft LLP

227 West Trade Street, Suite 2400

Charlotte, North Carolina 28209

Attention: Stuart N. Goldstein

Although consent of the Guarantor is not needed to effect the changes set forth in this Amendment, as a convenience to the parties, the Guarantor hereby acknowledges, accepts and agrees to the changes made to the Existing Agreement by this Amendment and affirms and confirms its obligations under the Guarantee Agreement.

GUARANTOR

CBRE REALTY FINANCE, INC., a Maryland corporation

By:	/s/ Paul T. Martin
	Name:	Paul T. Martin
	Title:	Executive Vice President

CBRE REALTY FINANCE HOLDINGS, INC., a Delaware limited liability company

By:	/s/ Paul T. Martin
	Name:	Paul T. Martin
	Title:	Managing Director